UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 15, 2015

HAMPSHIRE GROUP, LIMITED

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-20201 (Commission File Number)	06-0967107 (I.R.S. Employer Identification No.)

114 W. 41st Street, New York, New York (Address of principal executive offices)	10036 (Zip code)

(864) 231-1200

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 15, 2015, pursuant to the terms of a Stock Purchase Agreement dated as of April 10, 2015, as amended (the “Rio Agreement”), Hampshire Group, Limited (the “Company”) and Hampshire International, LLC (“International” and collectively with the Company, the “Sellers”) completed the previously-announced sale of the stock of Rio Garment, S.A. (“Rio”) to Rio Asset Holdco, LLC and Rio Asset Holdings, LLC (collectively, the “Rio Buyers”), a group headed by David Gren. Mr. Gren was an executive officer of the Company until his resignation in May 2015 in connection with the sale and remains as president of Rio. Mr. Gren is the holder of approximately 11.5% of the Company’s common stock.

Under the terms of the Rio Agreement, the Rio Buyers purchased all of the stock of Rio for $6.0 million (of which $1.0 million is payable on the first anniversary of closing), caused Rio to transfer accounts receivable in existence as of April 10, 2015 and certain other assets of Rio to the Company totaling approximately $5.1 million and caused Rio to assume approximately $3.2 million in certain liabilities, subject to final adjustments.

Prior to closing, the Company, the Sellers, Mr. Gren, Minor Valle, the Rio Buyers and Rio entered into an Assignment and Assumption of Rights Under and Joinder to Stock Purchase Agreement dated as of September 15, 2015 pursuant to which Messrs. Gren and Valle assigned their rights as “buyers” under the Rio Agreement to the Rio Buyers, who assumed such obligations. The Company released Mr. Valle from his obligations under the Rio Agreement.

Additionally, prior to closing, the Sellers, Mr. Gren, the Rio Buyers and Rio entered into Amendment No. 2 to Stock Purchase Agreement dated as of September 15, 2015, pursuant to which, among other things:

●

Rio agreed to repay certain Rio expenses paid by the Company totaling $381,587, of which $273,887 is payable pursuant to a Promissory Note of Rio, dated as of September 15, 2015, and the balance of $107,000 is payable from the proceeds of certain receivables of Rio. The Promissory Note bears interest at a rate equal to the Company’s cost of capital from its senior lender and is payable in 12 equal monthly installments of principal, with interest, beginning on October 1, 2015.

●	Mr. Gren and his wife entered into a Guaranty Agreement dated as of September 15, 2015 pursuant to which they guaranteed all of the obligations of Rio and the Rio Buyers under the Rio Agreement.

●

Mr. Gren entered into a Pledge and Security Agreement dated as of September 15, 2015 pursuant to which Mr. Gren pledged all of his 1,004,973 shares of stock of the Company to secure his obligations under the Guaranty Agreement.

The description of the agreements referenced above is qualified in its entirety by reference to the complete text of such agreements, which are filed or incorporated by reference as Exhibits to this report and incorporated into this report by reference.

Pro forma financial statements will be filed with the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

2.1

Stock Purchase Agreement dated as of April 10, 2015 among Hampshire Group, Limited, Hampshire International, LLC, Rio Garment, S.A., David Gren and Minor Valle. Omitted schedules and exhibits will be supplied to the SEC upon request. (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 13, 2015).

2.2

Amendment No. 1 to Stock Purchase Agreement dated as of May 14, 2015 among Hampshire Group, Limited, Hampshire International, LLC, Rio Garment, S.A., David Gren and Minor Valle. Omitted schedules and exhibits will be supplied to the SEC upon request. (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Sec on May 18, 2015).

2.3

Assignment and Assumption of Rights Under and Joinder to Stock Purchase Agreement dated as of September 15, 2015 among David Gren, Minor Valle, Rio Asset Holdings, LLC, Rio Asset Holdco, LLC, Rio Garment, S.A. Hampshire Group, Limited and Hampshire International, LLC.

2.4

Amendment No. 2 to Stock Purchase Agreement dated as of September 15, 2015 among David Gren, Rio Asset Holdings, LLC, Rio Asset Holdco, LLC, Hampshire Group, Limited, Hampshire International, LLC and Rio Garment, S.A. Omitted schedules and exhibits will be supplied to the SEC upon request.

10.1	Promissory Note dated of September 15, 2015 between Rio Garment, S.A. Hampshire Group, Limited.

10.2	Guaranty Agreement dated as of September 15, 2015 among David Gren, Angela Smith, Hampshire Group, Limited and Hampshire International, LLC.

10.3	Pledge and Security Agreement dated as of September 15, 2015 between David Gren and Hampshire Group, Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAMPSHIRE GROUP, LIMITED

By:	/s/ William Drozdowski
Name: William Drozdowski
Title: Interim Chief Financial Officer

Dated: September 21, 2015

Exhibit Index

Exhibit No.	Description

2.1

Stock Purchase Agreement dated as of April 10, 2015 among Hampshire Group, Limited, Hampshire International, LLC, Rio Garment, S.A., David Gren and Minor Valle. Omitted schedules and exhibits will be supplied to the SEC upon request. (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the SEC on April 13, 2015).

2.2

Amendment No. 1 to Stock Purchase Agreement dated as of May 14, 2015 among Hampshire Group, Limited, Hampshire International, LLC, Rio Garment, S.A., David Gren and Minor Valle. Omitted schedules and exhibits will be supplied to the SEC upon request. (Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Sec on May 18, 2015).

2.3

Assignment and Assumption of Rights Under and Joinder to Stock Purchase Agreement dated as of September 15, 2015 among David Gren, Minor Valle, Rio Asset Holdings, LLC, Rio Asset Holdco, LLC, Rio Garment, S.A. Hampshire Group, Limited and Hampshire International, LLC.

2.4

Amendment No. 2 to Stock Purchase Agreement dated as of September 15, 2015 among David Gren, Rio Asset Holdings, LLC, Rio Asset Holdco, LLC, Hampshire Group, Limited, Hampshire International, LLC and Rio Garment, S.A. Omitted schedules and exhibits will be supplied to the SEC upon request.

10.1	Promissory Note dated of September 15, 2015 between Rio Garment, S.A. Hampshire Group, Limited.

10.2	Guaranty Agreement dated as of September 15, 2015 among David Gren, Angela Smith, Hampshire Group, Limited and Hampshire International, LLC.

10.3	Pledge and Security Agreement dated as of September 15, 2015 between David Gren and Hampshire Group, Limited.